The Royce Fund

Royce Mid-Cap Select Fund
(effective February 15, 2008, Royce SMid-Cap Select Fund)

Supplement to the Prospectus
dated, October 1, 2007

        Effective February 15, 2008, Royce Mid-Cap Select Fund will change its name to Royce SMid-Cap Select Fund. In addition, the sections in the Prospectus entitled "Investment Goal and Principal Strategies," "Primary Risks for Fund Investors," "Investing in Mid-Cap Companies" and "Value Investing" will be replaced in their entirety as set forth below.

Investment Goal and Principal Strategies
The investment goal of Royce SMid-Cap Select Fund, a fund designed for "qualified investors," is long-term growth of capital. The Fund may take long and short positions in equity securities. The long portion of the Fund's portfolio is invested primarily in a limited number (generally less than 100) of equity securities issued by mid- and small-cap companies that it believes are trading below its estimate of their current worth. In its selection process, Royce puts primary emphasis on balance sheet quality, cash flows and various internal returns indicative of profitability, and the relationships that these factors have to the price of a given security. Charles M. Royce and Steven G. McBoyle co-manage the Fund.

Normally, the Fund invests at least 80% of its net assets in equity securities of mid- and small-cap companies with market capitalizations between $500 million and $10 billion. Although the Fund normally focuses on the securities of U.S. companies, it may invest up to 25% of its net assets in foreign securities.

The Fund may seek to capitalize on declines in the market prices of equity securities or declines in securities indices by taking short positions in the equity securities of a specific company or through short sales in passively managed, exchange traded funds ("ETFs") that track performance of a market index. The Fund may establish such short positions when Royce anticipates a decline in the market price of a security because Royce believes that (i) it is issued by a company with a highly leveraged balance sheet or limited growth prospects and/or that is poorly managed or (ii) a company's securities, or an ETF, are otherwise over-priced. The short portion of the Fund's portfolio is not subject to any market capitalization restrictions, and the Fund may short the securities of larger capitalization companies and market indices. The Fund will not sell short securities representing more than 35% of its net assets.

The Fund may borrow for the purpose of purchasing portfolio securities and other instruments. The Fund may borrow from banks in an amount not to exceed one-third of the value of its total assets and may borrow for temporary purposes from entities other than banks in an amount not to exceed 5% of the value of its total assets.

The only ordinary operating expense of the Fund is a performance fee paid to Royce equal to 12.5% of the Fund's pre-fee total return. Only persons who are "qualified investors" (persons who are qualified clients within the meaning of the Security and Exchange Commission rule permitting such performance fee) may invest in the Fund. Please see page 7 for more information.

Primary Risks for Fund Investors
As with any mutual fund that invests in common stocks, Royce SMid-Cap Select Fund is subject to market risk-the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.

The prices of mid- and small-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes. The Fund's limited portfolio may also involve more risk to investors than a more broadly diversified portfolio of mid- and small- cap securities because it may be more susceptible to any single corporate, economic, political, regulatory or market event.

The Fund's use of short sales involves additional investment risks and transaction costs. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale, it must borrow the security sold short to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold short by the Fund. The Fund may have to pay a premium to borrow the security and is obligated to pay the lender amounts equal to any dividends declared or interest that accrues during the period of the loan. While short sales can be used to further the Fund's investment objective, under certain market conditions they can increase the volatility of the Fund and may lower the Fund's return or result in losses, which potentially may be unlimited. The Fund may not be able to close out a short position at an acceptable time or price because it has to borrow the securities to effect the short sale and, if the lender demands the securities to be returned, the Fund must deliver them promptly, either by borrowing from another lender or buying the securities in the open market. If this occurs at the same time other short sellers are trying to borrow or buy in the securities, or the price of the security is otherwise rising, a "short squeeze" could occur, causing the stock price to rise and making it more likely that the Fund will have to cover its short position at an unfavorable price. The risk of a "short squeeze" is significantly higher when the Fund is seeking to close out a short position in a mid-and/or small-cap security than it would be for a larger-cap security because of such securities' lower trading volume.

Short-sales are subject to special tax rules that will impact the character of gains and losses realized and affect the timing of income recognition. Short sales entered into by the Fund may increase the amount of ordinary income dividends received by shareholders and may impact the amount of qualified dividend income and income eligible for the dividends received deduction that is able to pass through to shareholders.

Investment in foreign securities involves risks that may not be encountered in U.S. investments, including adverse political, social, economic or other developments that are unique to a particular region or country. There may be less information available about a foreign company than a domestic company; foreign companies may not be subject to accounting, auditing and reporting standards and requirements comparable to those applicable to domestic companies; and foreign markets, brokers and issuers are generally subject to less extensive government regulation than their domestic counterparts. Therefore, the prices of foreign companies in particular countries or regions may, at times, move in a different direction than those of the securities of U.S. issuers. From time to time, foreign capital markets may be less liquid and may exhibit more volatility than those in the United States. Because the Fund does not intend to hedge its foreign currency exposure, the U.S. dollar value of the Fund's investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar. Consequently, the risks associated with such investments may be greater than if the Fund were to engage in foreign currency transactions for hedging purposes.

The Fund's borrowing may increase its volatility, and interest and other borrowing costs may exceed the gain on securities purchased by borrowed funds.

Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Because the Fund expects to commence operations as of the date of this Prospectus, it does not yet have any historical performance and therefore no return information is included in this Prospectus.

Investing in Mid- and Small-Cap Companies
The Fund primarily invests in equity securities issued by mid- and small-cap companies. Royce deﬁnes mid-cap as those companies with market capitalizations between $2.5 billion and $10 billion. We refer to the segment of companies with market capitalization between $500 million and $2.5 billion as small-cap.

Investing in mid- and small-cap companies may involve greater risk than investing in larger-capitalization companies. Mid-cap companies may be less able to weather economic shifts or other adverse developments than larger, more established companies. They may have less experienced management and unproven track records. They may rely on limited product lines and have more limited financial resources. These factors may make them more susceptible to setbacks or economic downturns. Small-cap companies may not be well known to the investing public, may not be significantly owned by institutional investors and may not have steady earnings growth. In addition, the securities of such companies may be more volatile in price, have wider spreads between their bid and ask prices and have significantly lower trading volumes than the securities of larger capitalization companies. As a result, the purchase of more than a limited number of shares of a small-cap security may affect its market price. Royce may need a considerable amount of time to purchase or sell its positions in these securities, particularly when other Royce-managed accounts or other investors are seeking to purchase or sell them. Accordingly, Royce's investment focus on small-cap securities generally leads it to have a long-term outlook of at least two years for a portfolio security.

Value Investing
Royce's portfolio managers use various value methods in managing the Fund's assets. In selecting securities for the Fund, they evaluate the quality of a company's balance sheet, the level of its cash ﬂows and other measures of a company's ﬁnancial condition and proﬁtability. The portfolio managers may also consider other factors, such as a company's unrecognized asset values, its future growth prospects or its turnaround potential following an earnings disappointment or other business difﬁculties. The portfolio managers then use these factors to assess the company's current worth, basing this assessment on either what they believe a knowledgeable buyer might pay to acquire the entire company or what they think the value of the company should be in the stock market.

Royce's portfolio managers generally invest in securities of companies that are trading signiﬁcantly below their estimate of the company's current worth in an attempt to reduce the risk of overpaying for such companies. Seeking long-term growth of capital, they also evaluate the prospects for the market price of the company's securities to increase over a two- to ﬁve-year period toward this estimate.

Royce's value approach strives to reduce some of the other risks of investing in mid-and small-cap securities (for the Fund's portfolio taken as a whole) by evaluating other risk factors. For example, its portfolio managers generally attempt to lessen ﬁnancial risk by buying companies with strong balance sheets and low leverage. While there can be no assurance that this risk-averse value approach will be successful, Royce believes that it can reduce some of the risks of investing in mid- and small-cap companies. For more information regarding the speciﬁc approach used for the Fund's portfolio, see pages 2-4.

Although Royce's approach to security selection seeks to reduce downside risk to Fund portfolios, especially during periods of broad mid- and/or small-cap market declines, it may also potentially have the effect of limiting gains in strong mid- and/or small-cap up markets.

January 3, 2008